UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Frequently Asked Questions Guggenheim Investments Proxy—Guggenheim and Rydex Funds Important Dates The Boards of Trustees (each, a “Board” and collectively, the “Boards”) of Guggenheim 8.26.2019 Record date Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Energy & Income Fund, Transparent Value Trust, Rydex Dynamic Funds, 9.13.2019 Anticipated mailing of proxy materials to Rydex Series Funds and Rydex Variable Trust (each, a “Trust” and collectively, the shareholders “Trusts”) recently approved a proposal affecting the funds and their shareholders, which 10.24.2019 Rydex Funds shareholder is subject to shareholder approval. meeting 10.28.2019 Guggenheim Funds The proposal provides for the alignment and consolidation of the Boards of Trustees shareholder meeting of the Guggenheim funds and the Rydex funds such that the funds are overseen by a “consolidated board” composed of one set of trustees. Currently, the Guggenheim funds We encourage you to carefully review and the Rydex funds are overseen by two separate groups of trustees. Election of all of this FAQ together with the proxy the nominees will bring the membership of the Boards into alignment. This alignment materials distributed to you, which and consolidation would immediately enhance the diversity of the Board of each Trust, provide additional important information regarding the proposal and are available address trustee succession needs, provide the opportunity to further streamline and on the internet at: enhance the effectiveness of board oversight, and result in other potential benefits, including the potential over time for economies of scale for fund shareholders as certain ▪ Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust: costs are spread over a larger asset base. www.proxyonline.com/docs/Rydex.pdf The proposal requires approval by shareholders; accordingly, we are requesting that ▪ Guggenheim Funds Trust and Transparent Value Trust: shareholders carefully review each proxy statement and vote. The Boards have called www.proxyonline.com/docs/GFTTVT.pdf for special meetings of shareholders to be held on October 24, 2019 (Rydex Funds) and October 28, 2019 (Guggenheim Funds), at which shareholders of record as of August ▪ Guggenheim Strategy Funds Trust: www.proxyonline.com/docs/GSFT.pdf 26, 2019 of each of the funds will be asked to consider and act upon the proposal. The special meeting for shareholders of the Guggenheim funds will be conducted separately ▪ Guggenheim Variable Funds Trust: www.proxyonline.com/docs/GVFT.pdf from the special meeting for shareholders of the Rydex funds. Shareholder approval is required before the proposal would take effect. ▪ Guggenheim Energy & Income Fund: www.proxyonline.com/docs/XGEIX.pdf It is expected that each Notice of Special Meeting of Shareholders, proxy statement and On this website, you will be able to proxy ballot will first be mailed to shareholders on or about September 13, 2019. access the notice of special meeting of shareholders, the Proxy Statement and the form of proxy cards. These and other relevant materials may also be obtained free of charge at the SEC’s website at www.sec.gov. For financial professional use only. Do not distribute to the public. Guggenheim Investments Proxy 1

List of affected funds

Mutual Funds

Fixed Income
- Floating Rate Strategies
- High Yield
- Investment Grade Bond
- Limited Duration
- Macro Opportunities
- Municipal Income
- Total Return Bond
- Ultra Short Duration

Alternative
- Alpha Opportunity
- Diversified Income
- Long Short Equity
- Managed Futures Strategy
- Market Neutral Real Estate
- Multi-Hedge Strategies
- Risk Managed Real Estate

Equity
- Directional Allocation
- Large Cap Value
- Mid Cap Value
- Mid Cap Value Institutional
- RBP Dividend
- RBP Large-Cap Defensive
- RBP Large-Cap Market
- RBP Large-Cap Value
- Small Cap Value
- StylePlus–Large Core
- StylePlus–Mid Growth
- World Equity Income

Rydex—Equity Broad Market
- Dow Jones Industrial Average®
- NASDAQ-100®
- Russell 2000®
- S&P 500®

Mutual Funds

Rydex—Equity Inverse
- Inverse Dow 2x Strategy
- Inverse Emerging Markets 2x Strategy
- Inverse Mid-Cap Strategy
- Inverse NASDAQ-100® 2x Strategy
- Inverse NASDAQ-100® Strategy
- Inverse Russell 2000® 2x Strategy
- Inverse Russell 2000® Strategy
- Inverse S&P 500® 2x Strategy
- Inverse S&P 500® Strategy

Rydex—Equity Leveraged
- Dow 2x Strategy
- Emerging Markets 2x Strategy
- Europe 1.25x Strategy
- Japan 2x Strategy
- Mid-Cap 1.5x Strategy
- Monthly Rebalance NASDAQ-100® 2x Strategy
- NASDAQ-100® 2x Strategy
- Nova
- Russell 2000® 1.5x Strategy
- Russell 2000® 2x Strategy
- S&P 500® 2x Strategy

Rydex—Fixed Income, Commodities, Currency (FICC)
- Commodities Strategy
- Emerging Markets Bond Strategy
- Government Long Bond 1.2x Strategy
- High Yield Strategy
- Inverse Government Long Bond Strategy
- Inverse High Yield Strategy
- Strengthening Dollar 2x Strategy
- Weakening Dollar 2x Strategy

Rydex—Money Market
- U.S. Government Money Market

Cash Strategy
- Guggenheim Strategy Fund II
- Guggenheim Strategy Fund III
- Guggenheim Variable Insurance Strategy Fund III

Mutual Funds

Rydex—Sectors
- Banking
- Basic Materials
- Biotechnology
- Consumer Products
- Electronics
- Energy
- Energy Services
- Financial Services
- Health Care
- Internet
- Leisure
- Precious Metals
- Real Estate
- Retailing
- Technology
- Telecommunications
- Transportation
- Utilities

Rydex—Style Box
- S&P 500® Pure Growth
- S&P 500® Pure Value
- S&P MidCap 400® Pure Growth
- S&P MidCap 400® Pure Value
- S&P SmallCap 600® Pure Growth
- S&P SmallCap 600® Pure Value

Closed-End Fund
- Energy & Income Fund

Capital Stewardship

For financial professional use only. Do not distribute to the public. Guggenheim Investments Proxy 2

List of affected funds—Continued

Variable Insurance Funds
Fixed Income
Series E (Total Return Bond)
Series F (Floating Rate Strategies)
Series P (High Yield Series)
Alternative
Global Managed Futures Strategy
Long Short Equity
Multi-Hedge Strategies
Series Z (Alpha Opportunity Series)
Equity
Series A (StylePlus Large Core Series)
Series B (Large Cap Value Series)
Series D (World Equity Income Series)
Series J (StylePlus Mid Growth Series)
Series N (Managed Asset Allocation Series)
Series O (All Cap Value Series)
Series Q (Small Cap Value Series)
Series V (Mid Cap Value Series)
Series X (StylePlus Small Growth Series)
Series Y (StylePlus Large Growth Series)
Rydex Equity Broad Market
NASDAQ-100®
Rydex Equity Leveraged
Dow 2x Strategy
Europe 1.25x Strategy
Japan 2x Strategy
Mid-Cap 1.5x Strategy
NASDAQ-100® 2x Strategy
Nova
Russell 2000® 1.5x Strategy
Inverse Dow 2x Strategy
Russell 2000® 2x Strategy
S&P 500 2x Strategy
Rydex Equity Leveraged
Inverse Dow 2x Strategy
Inverse Mid-Cap Strategy
Inverse NASDAQ-100® Strategy
Inverse Russell 2000® Strategy
Inverse S&P 500® Strategy

Variable Insurance Funds
Rydex—Style Box
S&P 500® Pure Growth
S&P 500® Pure Value
S&P MidCap 400® Pure Growth
S&P MidCap 400® Pure Value
S&P SmallCap 600® Pure Growth
S&P SmallCap 600® Pure Value
Rydex—Sectors
Banking
Basic Materials
Biotechnology
Consumer Products
Electronics
Energy
Energy Services
Financial Services
Health Care
Internet
Leisure
Precious Metals
Real Estate
Retailing
Technology
Telecommunications
Transportation
Utilities
Rydex—Fixed Income, Commodities, Currency (FICC)
Commodities Strategy
Government Long Bond 1.2x Strategy
High Yield Strategy
Inverse Government Long Bond Strategy
Strengthening Dollar 2x Strategy
Weakening Dollar 2x Strategy
Rydex—Money Market
U.S. Government Money Market

For financial professional use only. Do not distribute to the public. Guggenheim Investments Proxy 3

Summary of the Proposal Election of Trustees—The election of nominees to the Board of each Trust. The Board of each Trust has voted to approve the proposal, which would result in a consolidated board comprised of certain current members of the Boards of the Guggenheim funds and the Boards of the Rydex funds, such that the funds are overseen by a “consolidated board” composed of one set of trustees. The Board of each Trust has determined that the alignment and proposed consolidation would be in the best interest of each fund’s shareholders. Trustee Nominees Shareholders Entitled to Vote Randall C. Barnes Shareholders of each fund of each Trust Angela Brock-Kyle Shareholders of each fund of each Trust Donald A. Chubb, Jr. Shareholders of each fund of each Trust Jerry B. Farley Shareholders of each fund of each Trust Roman Friedrich III Shareholders of each fund of each Trust Thomas F. Lydon, Jr. Shareholders of each fund of each Trust Ronald A. Nyberg Shareholders of each fund of each Trust Sandra G. Sponem Shareholders of each fund of each Trust Ronald E. Toupin, Jr. Shareholders of each fund of each Trust Amy J. Lee Shareholders of each fund of each Trust Q. Why are shareholders being asked to Shareholders, as of August 26, 2019, of one or more of the funds listed, are being asked vote? to vote. The proposal requires the approval of shareholders of the applicable Trust. The proposal applies on a Trust-wide basis, and each fund of each Trust will vote together on the proposal. However, the vote on the proposal or the election of a nominee by the shareholders of one Trust will not affect the proposal or the election of a nominee with respect to the other Trust. Q. How can shareholders vote? Individual shareholders can vote via the internet, telephone or mail per the instructions on the proxy cards. Shareholders may also submit their vote in person at the applicable shareholder meeting. In certain circumstances, a shareholder’s broker-dealer may have the ability to vote the proxy on the shareholder’s behalf. Q. How does the Board recommend that For the reasons set forth in the Proxy Statement, after careful consideration, the Board shareholders vote? of each Trust recommends that shareholders vote “FOR” the proposal. Q. Will the proposal affect the value of a The proposal will not affect the value of investment in the funds. shareholder’s investments? Q. Will the funds’ benchmarks or No. Benchmarks and investment objectives for each of the funds will not change. investment objectives change? Q. Will the fund’s ticker symbols or No. Ticker symbols and portfolio management teams will not change. portfolio management teams change? For financial professional use only. Do not distribute to the public. Guggenheim Investments Proxy 4

Q. When will the shareholder meeting on The Boards have called a Special Meeting of Shareholders of each Trust to be held at the the proposals be held? offices of Guggenheim Partners, LLC, 227 West Monroe Street, Chicago, Illinois 60606, on October 28, 2019 at 10:00 a.m., Central Time (Guggenheim Funds) and October 24, 2019 at 10:00 a.m. Central Time (Rydex Funds). Q. Who can shareholders and The number for direct shareholder calls is 800 783 5609. Financial advisors can call financial advisors contact for more their Guggenheim sales representative at 800 345 7999. information? RISK CONSIDERATIONS The funds may not be suitable for deposits of, or guaranteed or endorsed by, any financial institution; are be considered carefully before investing. Obtain a all investors. Certain funds may be affected by risks that include not insured by the Federal Deposit Insurance Corporation (FDIC), the prospectus at guggenheiminvestments.com or call 800 those associated with sector concentration, international investing, Federal Reserve Board, or any other agency; and involve risk, including 820 0888. investing in small and/or medium size companies, and/or the funds’ the possible loss of the principal amount invested. Diversification Guggenheim Investments represents the investment management possible use of investment techniques and strategies such as neither assures a profit nor eliminates the risk of experiencing businesses of Guggenheim Partners, LLC (“Guggenheim”). Securities leverage, derivatives and short sales of securities and alternative or investment losses. offered through Guggenheim Funds Distributors, LLC. Guggenheim nontraditional asset classes and strategies such as absolute return, Read the fund’s prospectus carefully before investing. Funds Distributors, LLC. is affiliated with Guggenheim Partners, LLC. long/short, commodities, currencies and managed futures. Please see It contains the fund’s investment objectives, risks, RDXPROXY-FPFAQ-0919 x1219 #40091 the fund’s prospectus for more information. Shares of the funds are not charges, expenses and other information, which should For financial professional use only. Do not distribute to the public. Guggenheim Investments Proxy 5